POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Ronald L. Thompson, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Phillip Rollock, Aneal Krishnamurthy, Martina Davis and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date: _____________, 2021 Ronald L. Thompson State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this _____ day of _______________, 2021, by Ronald L. Thompson, who I have identified to be the person who signs herein. NOTARY PUBLIC My Commission Expires:__________________ February 16th Texas Tarrant 16th February 03/18/2024 Notarized online using audio-video communication Exhibit 24

    POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Jeffrey R. Brown, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Phillip Rollock, Aneal Krishnamurthy, Martina Davis and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date:___________________, 2021 Jeffrey R. Brown State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this ___ day of __________, 2021, by Jeffrey R. Brown, who I have identified to be the person who signs herein. NOTARY PUBLIC My Commission Expires: _______________________ February 19 Nevada Clark 19th February 11/06/2024 Notarized online using audio-video communication

    POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Priscilla Sims Brown, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Phillip Rollock, Aneal Krishnamurthy, Martina Davis and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date: _____________, 2021 Priscilla Sims Brown State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this ______ day of ______________, 2021, by Priscilla Sims Brown, who I have identified to be the person who signs herein. NOTARY PUBLIC My Commission Expires: _________________ Virginia Prince William 11/30/2023 Notarized online using audio-video communication February 23 23rd February

    POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that James R. Chambers, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Phillip Rollock, Aneal Krishnamurthy, Martina Davis and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date:___________________, 2021 James R. Chambers State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this ___ day of _____________, 2021, by James R. Chambers, who I have identified to be the person who signs herein. NOTARY PUBLIC My Commission Expires: _______________________ February 22 Nevada Clark 22nd February 08-8341-1 01/22/2025 Notarized online using audio-video communication

    POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Lisa W. Hess, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Phillip Rollock, Aneal Krishnamurthy, Martina Davis and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date: _____________, 2021 Lisa W. Hess State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this_____ day of ______________, 2021, by Lisa W. Hess, who I have identified to be the person who signs herein. NOTARY PUBLIC My Commission Expires: _____________________     February 16th Nevada Clark 16th February Linda M Hopson 05/28/2021 Notarized online using audio-video communication

    POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Edward M. Hundert, M.D., a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Phillip Rollock, Aneal Krishnamurthy, Martina Davis and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date: ______________, 2021 Edward M. Hundert, M.D. State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this _____ day of ______________, 2021, by Edward M. Hundert, M.D., who I have identified to be the person who signs herein. NOTARY PUBLIC My Commission Expires: ________________     Florida palm beach February16th 05/17/2024 Feb. 16 Notarized online using audio-video communication

    POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Maureen O’Hara, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Phillip Rollock, Aneal Krishnamurthy, Martina Davis and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date: ____________________, 2021 Maureen O’Hara State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this ____ day of _______________, 2021, by Maureen O’Hara, who I have identified to be the person who signs herein. NOTARY PUBLIC My Commission Expires: ________________ February 16th Nevada Clark 16th February 11/06/2024 Notarized online using audio-video communication

    POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Donald K. Peterson, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Phillip Rollock, Aneal Krishnamurthy, Martina Davis and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date: _______________, 2021 Donald K. Peterson State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this _______ day of _______________, 2021, by Donald K. Peterson, who I have identified to be the person who signs herein. NOTARY PUBLIC My Commission Expires: _________________ February23rd Florida Duval February23rd Richard T Schnell Notarized online using audio-video communication 08/09/2024

    POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Dorothy K. Robinson, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Phillip Rollock, Aneal Krishnamurthy, Martina Davis and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date: _________________, 2021 Dorothy K. Robinson State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this ______ day of __________, 2021, by Dorothy K. Robinson, who I have identified to be the person who signs herein. NOTARY PUBLIC My Commission Expires: ________________ February 18 Nevada Washoe 18th February Denise E Johnson Notary Public, State of Nevada Notarized online using audio-video communication 09/09/2024

    POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Kim M. Sharan, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Phillip Rollock, Aneal Krishnamurthy, Martina Davis and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date:___________________, 2021 Kim M. Sharan State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this ___ day of _____________, 2021, by Kim M. Sharan, who I have identified to be the person who signs herein. NOTARY PUBLIC My Commission Expires: _______________________   February 16 Nevada Washoe 16th February Notary Public, State of Nevada Notarized online using audio-video communication 09/09/2024

    POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Marta Tienda, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Phillip Rollock, Aneal Krishnamurthy, Martina Davis and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date: _____________, 2021 Marta Tienda State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this ______ day of ______________, 2021, by Marta Tienda, who I have identified to be the person who signs herein. NOTARY PUBLIC My Commission Expires: _________________ 02/18/2021 Texas Harris 18 February 08/26/2024 Notarized online using audio-video communication